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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the use in this Registration Statement on Form S-4 of our report dated November 11, 2003, except for Note 24, as to which the date is February 28, 2006 relating to the financial statements and financial statement schedule, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 15, 2006

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM